UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (date of earliest event reported): April 30, 2003

                                 ConocoPhillips
             (Exact name of registrant as specified in its charter)

            Delaware                  000-49987             01-0562944
  (State or other jurisdiction of    (Commission         (I.R.S. Employer
       incorporation)                File Number)       Identification No.)


                          600 North Dairy Ashford Road
                              Houston, Texas 77079
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (281) 293-1000

Item 7. Financial Statements and Exhibits

     (c)  Exhibits

     99.1 -- Press release issued by ConocoPhillips on April 30, 2003.

     99.2 -- Financial and operational tables.

     99.3 -- Supplemental financial information.

Item 9. Regulation FD Disclosure

     In accordance with SEC Release No. 33-8216, the following information, intended to be furnished under "Item 12. Results of Operations and Financial Condition," is instead furnished under "Item 9. Regulation FD Disclosure."

     On April 30, 2003, ConocoPhillips issued a press release announcing the company's financial and operating results for the quarter ended March 30, 2003. A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference. Additional financial and operating information about the quarter is furnished as Exhibits 99.2 and 99.3 to this report and is incorporated by reference herein.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 CONOCOPHILLIPS



                                 By:        /s/ John A. Carrig
                                    --------------------------------------------
                                     Name:  John A. Carrig
                                     Title: Executive Vice President, Finance,
                                            and Chief Financial Officer

Date:      April 30, 2003

                                  EXHIBIT INDEX


Exhibit
No.             Description
---             -----------
99.1      --    Press release issued by ConocoPhillips on April 30, 2003.

99.2      --    Financial and operational tables.

99.3      --    Supplemental financial information.